UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 14, 2010

(Date of Earliest Event Reported)

DRUGSTORE.COM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26137	04-3416255
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

411 108th Ave. NE, Suite 1400, Bellevue, Washington 98004

(Address of Principal Executive Offices, Including Zip Code)

(425) 372-3200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On July 14, 2010, drugstore.com, inc., a Delaware corporation, DS Pharmacy, Inc., a Delaware corporation and a wholly owned subsidiary of drugstore.com, inc., BioScrip, Inc., a Delaware corporation, and BioScrip Pharmacy Services, Inc., Delaware corporation and a wholly owned subsidiary of BioScrip, Inc. entered into a First Amendment (“Amendment”) to the Asset Purchase Agreement dated May 5, 2010.

The Amendment (1) provides for a post-closing inventory valuation and purchase price adjustment for the final valuation, if necessary; (2) provides that certain conditions to the closing have been met; and (3) sets July 30, 2010 as the anticipated closing date.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1            First Amendment dated July 14, 2010 to Asset Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRUGSTORE.COM, INC. (Registrant)

By:	/s/ Yukio Morikubo
Yukio Morikubo Vice President, Strategy and General Counsel

Date: July 19, 2010